Item 77Q1 - Attachment
                                    EXHIBITS


DECLARATION OF TRUST

         The Declaration of Trust for Amway Mutual Fund Trust, renamed the Activa Mutual Fund Trust, (a Delaware Trust) is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-9 through C-34, as filed on June 17, 1999.

BY-LAWS

         The By-Laws of Amway Mutual Fund Trust, renamed the Activa Mutual Fund Trust, (a Delaware trust), are incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 43, Part C, Pages C-83 through C-97, as filed on February 27, 1998.

ADVISORY AND SERVICE CONTRACT BETWEEN ACTIVA MUTUAL FUND TRUST AND ACTIVA ASSET MANAGEMENT, LLC

         The Advisory and Service Contract between Activa Mutual Fund Trust and Activa Asset Management, LLC is incorpoarted by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-5 through C-39, as filed on June 17, 1999.

SUB-ADVISORY AGREEMENTS

         The Sub-Advisory Agreement between Activa Asset Management, LLC and J.P. Morgan is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-9 through C-12.

         The Sub-Advisory Agreement between Activa Asset Management LLC and Van Kampen Management, Inc. is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-13 through C-16 as filed on September 1, 1999 except for the First Amendment dated February 15, 2000 which is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 49, Part C, Page C-9, as filed on February 28, 2000.

         The Sub-Advisory Agreement between Activa Asset Management LLC and Wellington Management Company, LLP is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 49, Part C, Pages C-10 through C-12, as filed on February 28, 2000.

         The Sub-Advisory Agreement between Activa Asset Management LLC and State Street Research is incorporated by reference to the Registation Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-21 through C-24.

         The Sub-Advisory Agreement between Activa Asset Management LLC and Nicholas-Applegate is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-25 through C-28.